Exhibit 10.3

COMMITMENT INCREASE AND ACCESSION AGREEMENT

THIS COMMITMENT INCREASE AND ACCESSION AGREEMENT (this “Agreement”) dated as of July 17, 2008, is among DNB NOR BANK ASA (“DnB NOR”) and MERRILL LYNCH BANK USA (“Merrill” and, together with DnB Nor, each a “New Lender” and collectively, the “New Lenders”); EXPORT DEVELOPMENT CANADA (“EDC”) and COMPASS BANK (“Compass” and, together with EDC, each an “Existing Lender” and collectively, the “Existing Lenders”); XTO ENERGY INC., a Delaware corporation (the “Borrower”); and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) for the lenders party to the Credit Agreement referred to below. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement.

R E C I T A L S

A. The Borrower, the Administrative Agent and the Lenders party thereto are parties to that certain Amended and Restated 5-Year Revolving Credit Agreement dated as of April 1, 2005 (as amended by the First Amendment to 5-Year Revolving Credit Agreement dated as of March 10, 2006, the Second Amendment to 5-Year Revolving Credit Agreement dated as of October 25, 2006, the Third Amendment to 5-Year Revolving Credit Agreement dated as of March 19, 2007, and the Fourth Amendment to 5-Year Revolving Credit Agreement dated as of February 6, 2008, the “Credit Agreement”), pursuant to which the Lenders have made certain loans to and extensions of credit for the account of the Borrower.

B. The Borrower has heretofor requested pursuant to Section 2.02 of the Credit Agreement that the aggregate amount of the Lenders’ Commitments be increased to $2,840,000,000 by adding to the Credit Agreement the New Lenders (which for purposes of Section 2.02 of the Credit Agreement shall constitute CI Lenders) and by allowing the Existing Lenders, which are currently Lenders under the Credit Agreement, to increase their respective Commitments, all as more particularly specified herein.

C. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Commitment Increase.

(a) Pursuant to Section 2.02 of the Credit Agreement, effective as of the Effective Date (used herein as defined below):

(i)	DnB NOR is hereby added as a Lender under the Credit Agreement with a Commitment of $175,000,000;

(ii)	Merrill is hereby added as a Lender under the Credit Agreement with a Commitment of $100,000,000;

(iii)	EDC’s Commitment is hereby increased from $112,500,000 to $150,000,000; and

(iv)	Compass’ Commitment is hereby increased from $50,000,000 to $77,500,000.

(b) Effective as of the Effective Date:

(i)	each New Lender shall become a Lender for all purposes of the Credit Agreement and shall have all of the rights and obligations of a Lender thereunder; and

(ii)	the amount of each New Lender’s Commitment and each Existing Lender’s Commitment hereby supplements Schedule 2.01 to the Credit Agreement, such that after giving effect to the Commitment Increase contemplated hereby, Schedule 2.01 of the Credit Agreement is amended and restated to read as set forth on Schedule 2.01 attached hereto.

Section 2. Representations and Warranties; Agreements. Each New Lender and each Existing Lender hereby: (a) represents and warrants that (i) in the case of each New Lender, it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) in the case of each New Lender, it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to become a Lender under the Credit Agreement, (iii) from and after the Effective Date (as defined herein), it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and shall have the obligations of a Lender thereunder to the extent of its Commitment, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered thereunder, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and to acquire or increase its Commitment, as the case may be, on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (v) if it is a New Lender which is a Foreign Lender, attached to this Agreement is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by it; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, and (ii) it will perform in accordance with the terms of the Credit Agreement, all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender to the extent of its Commitment (including, without limitation, any obligations of it, if any, under Section 2.02(c) of the Credit Agreement).

Section 3. Effectiveness. This Agreement shall become effective as of July 17, 2008 (the “Effective Date”), subject to the Administrative Agent’s receipt of

(a) counterparts of this Agreement duly executed on behalf of each New Lender, each Existing Lender and the Borrower; and (b) an Administrative Questionnaire duly completed by each New Lender.

Section 4. Foreign Lenders. If any New Lender is organized under the laws of a jurisdiction outside the United States, it will provide, following the Effective Date, the forms specified in Section 2.17(e) of the Credit Agreement, at the times specified therein, duly completed and executed by such New Lender.

Section 5. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic image scan transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

Section 6. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS.

Section 7. Severability. In case any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, none of the parties hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Credit Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 8. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to each New Lender shall be given to it at the address set forth in its Administrative Questionnaire.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

XTO ENERGY INC.

By:	/s/ Brent W. Clum
Brent W. Clum Senior Vice President & Treasurer

[Signature Page to Commitment Increase and Accession Agreement]

Administrative Agent:	JPMORGAN CHASE BANK, N.A.

	By:	/s/ Robert W. Traband
Robert W. Traband Executive Director

[Signature Page to Commitment Increase and Accession Agreement]

New Lender:	DNB NOR BANK ASA

	By:	/s/ Philip F. Kurpiewski
Name: Philip F. Kurpiewski Title: Senior Vice President

By:	/s/ Stian Lovseth
Name: Stian Lovseth Title: Vice President

[Signature Page to Commitment Increase and Accession Agreement]

New Lender:	MERRILL LYNCH BANK USA

	By:	/s/ Derek Befus
Name: Derek Befus Title: Vice President

[Signature Page to Commitment Increase and Accession Agreement]

Existing Lender:	EXPORT DEVELOPMENT CANADA

	By:	/s/ Vivianne Bouchard
Name: Vivianne Bouchard Title: Financing Manager

By:	/s/ Quynh Nguyen
Name: Quynh Nguyen Title: Senior Associate

[Signature Page to Commitment Increase and Accession Agreement]

Existing Lender:	COMPASS BANK

	By:	/s/ Murray Brasseux
Name: Murray Brasseux Title: Executive Vice President

[Signature Page to Commitment Increase and Accession Agreement]

SCHEDULE 2.01

COMMITMENTS

Lender	Amount of Commitment	Applicable Percentage

JPMorgan Chase Bank, N.A.	$188,750,000.00	6.65%

Bank of America, N.A.	$188,750,000.00	6.65%

DnB NOR Bank ASA	$175,000,000.00	6.16%

Export Development Canada	$150,000,000.00	5.28%

BNP Paribas	$145,000,000.00	5.11%

BMO Capital Markets Financing, Inc. (f/k/a Harris Nesbitt Financing, Inc.)	$145,000,000.00	5.11%

The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$145,000,000.00	5.11%

Citibank, N.A.	$145,000,000.00	5.11%

SunTrust Bank	$145,000,000.00	5.11%

Wachovia Bank, National Association	$145,000,000.00	5.11%

The Royal Bank of Scotland plc	$145,000,000.00	5.11%

Morgan Stanley Bank	$100,000,000.00	3.52%

Barclays Bank PLC	$100,000,000.00	3.52%

Deutsche Bank AG New York Branch	$100,000,000.00	3.52%

Fortis Capital Corp.	$100,000,000.00	3.52%

Wells Fargo Bank, N.A.	$100,000,000.00	3.52%

Schedule 2.01 to Commitment Increase and Accession Agreement – Page 1

Lender	Amount of Commitment	Applicable Percentage

UBS Loan Finance LLC	$100,000,000.00	3.52%

Credit Suisse, Cayman Islands Branch	$100,000,000.00	3.52%

Merrill Lynch Bank USA	$100,000,000.00	3.52%

William Street Commitment Corporation	$87,500,000.00	3.08%

Compass Bank	$77,500,000.00	2.73%

U.S. Bank National Association	$50,000,000.00	1.76%

Comerica Bank	$35,000,000.00	1.23%

The Bank of New York	$35,000,000.00	1.23%

Natixis	$25,000,000.00	0.88%

William Street LLC	$12,500,000.00	0.44%

TOTAL:	$2,840,000,000	100%

Schedule 2.01 to Commitment Increase and Accession Agreement – Page 2